Exhibit 32.2

Certification Of Chief Financial Officer Pursuant To 18 U.S.C. Section 1350, As

Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act of 2002

I, Dorvin D. Lively, Senior Vice President – Corporate Controller of Toys “R” Us, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Annual Report on Form 10-K of the Company for the annual period ended January 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dorvin D. Lively
Dorvin D. Lively Senior Vice President - Corporate Controller
(Principal Financial Officer)
April 14, 2004